Impairment Charges and Reversals	12 Months Ended
Dec. 31, 2017
Disclosure Of Impairment Loss Recognised Or Reversed [Abstract]
Impairment Charges and Reversals

10. IMPAIRMENT CHARGES AND REVERSALS

A) Cash-Generating Unit Net Impairments

On a quarterly basis, the Company assesses its CGUs for indicators of impairment or when facts and circumstances suggest the carrying amount may exceed its recoverable amount. Goodwill is tested for impairment at least annually.

2017 Upstream Impairments

As indicators of impairment were noted for the Company’s upstream assets due to a decline in forward commodity prices since the Acquisition, the Company tested its upstream CGUs for impairment. As at December 31, 2017, the Company determined that the carrying amount of the Clearwater CGU exceeded its recoverable amount, resulting in an impairment loss of $56 million. The impairment was recorded as additional DD&A in the Deep Basin segment. Future cash flows for the CGU declined due to lower forward crude oil prices and revisions to the development plan. As at December 31, 2017, the recoverable amount of the Clearwater CGU was estimated to be approximately $295 million.

Key Assumptions

The recoverable amounts of Cenovus’s upstream CGUs were determined based on FVLCOD or an evaluation of comparable asset transactions. The fair values for producing properties were calculated based on discounted after-tax cash flows of proved and probable reserves using forward prices and cost estimates, prepared by Cenovus’s IQREs (Level 3). Key assumptions in the determination of future cash flows from reserves include crude oil and natural gas prices, costs to develop and the discount rate. All reserves have been evaluated as at December 31, 2017 by the IQREs.

Crude Oil, NGLs and Natural Gas Prices

The forward prices as at December 31, 2017, used to determine future cash flows from crude oil, NGLs and natural gas reserves were:

	2018	2019	2020	2021	2022	Average Annual Increase Thereafter

WTI (US$/barrel)	57.50	60.90	64.13	68.33	71.19	2.1%
WCS (C$/barrel)	50.61	56.59	60.86	64.56	66.63	2.1%
Edmonton C5+ (C$/barrel)	72.41	74.90	77.07	81.07	83.32	2.1%
AECO (C$/Mcf) (1) (2)	2.43	2.77	3.19	3.48	3.67	2.0%
(1)	Alberta Energy Company (“AECO”) natural gas.
(2)	Assumes gas heating value of one million British Thermal Units per thousand cubic feet.

Discount and Inflation Rates

Discounted future cash flows are determined by applying a discount rate between 10 percent and 15 percent based on the individual characteristics of the CGU, and other economic and operating factors. Inflation is estimated at two percent.

For the purpose of impairment testing, goodwill is allocated to the CGU to which it relates. There were no goodwill impairments for the twelve months ended December 31, 2017.

Sensitivities

The sensitivity analysis below shows the impact that a change in the discount rate or forward commodity prices would have on impairment testing for the following CGUs:

	Increase (Decrease) to Impairment
	One Percent Increase in the Discount Rate	One Percent Decrease in the Discount Rate	Five Percent Increase in the Forward Price Estimates (1)	Five Percent Decrease in the Forward Price Estimates
Clearwater	27	(30)	(56)	65
Primrose	-	-	-	-
Christina Lake	-	-	-	-
Narrows Lake	312	-	-	333
(1)	The $56 million represents the impairment loss as at December 31, 2017 that could be reversed in future periods.

2016 Net Upstream Impairments

As at December 31, 2016, the recoverable value of the Northern Alberta CGU was estimated to be $1.1 billion. Earlier in 2016 and 2015, impairment losses of $380 million and $184 million, respectively, were recorded primarily due to a decline in long-term heavy crude oil prices and a slowing of the development plan. In the fourth quarter of 2016, the Company reversed $400 million of impairment losses, net of the DD&A that would have been recorded had no impairments been recorded. The reversal arose due to the increase in the CGU’s estimated recoverable amount caused by an average reduction in expected future operating costs of five percent and lower future development costs, partially offset by a decline in estimated reserves. The impairment losses and subsequent reversal were recorded as DD&A in the Conventional segment, which has been classified as a discontinued operation (see Note 11). The Northern Alberta CGU included the Pelican Lake and Elk Point producing assets and other emerging assets in the exploration and evaluation stage.

As at December 31, 2016, the recoverable amount of the Suffield CGU PP&E was estimated to be $548 million. Earlier in 2016, an impairment loss of $65 million was recognized due to lower long-term forward natural gas and heavy crude oil prices. In the fourth quarter of 2016, the Company reversed the full amount of the impairment losses, net of the DD&A that would have been recorded had no impairment been recorded ($62 million). The reversal arose due to a decline in expected future royalties increasing the estimated recoverable amount of the CGU. The impairment loss and the subsequent reversal were recorded as DD&A in the Conventional segment, which has been classified as a discontinued operation (see Note 11). The Suffield CGU included production of natural gas and heavy crude oil in Alberta on the Canadian Forces Base.

There were no goodwill impairments for the twelve months ended December 31, 2016.

Key Assumptions

The fair values for producing properties were calculated based on discounted after-tax cash flows of proved and probable reserves using forward prices and cost estimates, prepared by Cenovus’s IQREs (Level 3). Future cash flows were estimated using a two percent inflation rate and discounted using a rate of 10 percent. Forward prices as at December 31, 2016 used to determine future cash flows from crude oil and natural gas reserves were:

	2017	2018	2019	2020	2021	Average Annual Increase Thereafter

WTI (US$/barrel)	55.00	58.70	62.40	69.00	75.80	2.0%
WCS (C$/barrel)	53.70	58.20	61.90	66.50	71.00	2.0%
AECO (C$/Mcf) (1)	3.40	3.15	3.30	3.60	3.90	2.2%
(1)	Assumes gas heating value of one million British Thermal Units per thousand cubic feet.

2015 Upstream Impairments

As at December 31, 2015, the Company determined that the carrying amount of the Northern Alberta CGU exceeded its recoverable amount, resulting in an impairment loss of $184 million. The impairment was recorded as additional DD&A in the Conventional segment, which has been classified as a discontinued operation (see Note 11). Future cash flows for the CGU declined due to lower forward crude oil prices, a decline in reserves estimates and a slowing down of the development plan. This was partially offset by lower future development and operating costs.

The recoverable amount was determined using FVLCOD. The fair value of producing properties was calculated based on discounted after-tax cash flows of proved and probable reserves using forward prices and cost estimates, prepared by Cenovus’s IQREs (Level 3). Future cash flows were estimated using a two percent inflation rate and discounted using a rate of 10 percent. As at December 31, 2015, the recoverable amount of the Northern Alberta CGU was estimated to be approximately $1.5 billion.

There were no goodwill impairments for the twelve months ended December 31, 2015.

B) Asset Impairments and Writedowns

Exploration and Evaluation Assets

For the year ended December 31, 2017, Management wrotedown certain E&E assets, as their carrying values were not considered to be recoverable. As a result, $888 million of previously capitalized costs were recorded as exploration expense. These assets reside primarily in the Borealis CGU within the Oil Sands segment.

Management’s decision was based on a comprehensive review of spending to date, decisions to limit spending on these assets in recent years and the current business plan spending on the assets going forward. At this point, Management is not committing further material funding beyond that required to retain ownership of this significant resource. In addition, regulatory changes to the Oil Sands Royalty application process impact the economic viability of these projects.

In 2016, $2 million of previously capitalized E&E costs were written off and recorded as exploration expense in the Oil Sands segment.

In 2015, $138 million of previously capitalized E&E costs were written off and recorded as exploration expense. This writedown included $67 million and $71 million within the Oil Sands and Conventional segments, respectively.

Property, Plant and Equipment, Net

In 2017, the Company recorded an impairment loss of $21 million related to equipment that was written down to its recoverable amount. The impairment loss relates to the Oil Sands segment.

In 2016, the Company recorded an impairment loss of $20 million primarily related to equipment that was written down to its recoverable amount. This impairment was recorded as additional DD&A in the Conventional segment, which has been classified as a discontinued operation. The Company also recorded an impairment loss of $16 million related to preliminary engineering costs associated with a project that was cancelled and equipment that was written down to its recoverable amount. This impairment loss was recorded as additional DD&A in the Oil Sands segment. Leasehold improvements of $4 million were also written off and recorded as additional DD&A in the Corporate and Eliminations segment.

In 2015, the Company impaired a sulphur recovery facility for $16 million, which was recorded as additional DD&A in the Oil Sands segment. The Company did not have future plans for the assets and did not believe it would recover the carrying amount through a sale.